                                                                    Exhibit 99.4


Friedman, Billings, Ramsey Group, Inc.
Long-Term Investment Matrix (1)
As of March 31, 2001


The following chart shows the allocation of Friedman, Billings, Ramsey Group, Inc.'s long-term investments, as stated on the March 31, 2001 balance sheet, by sector and by managed fund and also shows the allocation of long-term investments in publicly traded and private securities. Managed funds are categorized by the value of the majority of their investments. In addition, from time to time, FBR Group implements risk management strategies, the value of which may not be included in the balance sheet line for long-term investments.

Financial                                                Public       Private       Total
---------                                              -----------  ----------   ----------
FBR Ashton, LP                                           $ 16,596     $      -    $  16,596     14.3%
FBR Private Equity Fund, LP                                 1,199        2,308        3,507      3.0%
FBR Future Financial Fund, LP                                   -        1,659        1,659      1.4%
FBR Financial Services Partners                               269        1,626        1,895      1.6%
Direct investment                                           1,351            -        1,351      1.2%
                                                       ----------   ----------   ----------    -----
                                                           19,415        5,593       25,008     21.5%

Real Estate
-----------
FBR Asset Investment Corporation                           27,935        4,699       32,634     28.0%
Direct investment                                           3,572            -        3,572      3.1%
                                                       ----------   ----------   ----------    -----
                                                           31,507        4,699       36,206     31.1%

                                                       ----------   ----------   ----------    -----
Subtotal                                                   50,922       10,292       61,214     52.6%
                                                       ----------   ----------   ----------    -----

Technology
----------
FBR Technology Venture Partners, LP (2)                       768        5,045        5,813      5.0%
FBR Technology Venture Partners II                            598        3,214        3,812      3.3%
FBR CoMotion Venture Capital I, LP (3)                          -        1,569        1,569      1.3%
DDL and related direct investments                              -        5,791        5,791      5.0%
Other direct investment                                       431            -          431      0.4%
                                                       ----------   ----------   ----------    -----
                                                            1,797       15,619       17,416     15.0%
                                                       ----------   ----------   ----------    -----

Debt
----
                                                       ----------   ----------   ----------    ------
Direct investment (4)                                           -       17,837       17,837     15.3%
                                                       ----------   ----------   ----------    ------

Other
-----
Braddock Partners, LP                                       4,920            -        4,920      4.2%
FBR Arbitrage, LLC                                         10,769            -       10,769      9.3%
FBR Weston, LP                                              1,569            -        1,569      1.3%
Third-party partnerships                                        -        1,483        1,483      1.3%
Other                                                         145          955        1,100      1.0%
                                                       ----------   ----------   ----------    -----
                                                           17,403        2,438       19,841     17.1%
                                                       ----------   ----------   ----------    -----

                                                       ----------   ----------   ----------    -----
TOTALS                                                   $ 70,122     $ 46,186    $ 116,308    100.0%
                                                       ==========   ==========   ==========    =====

(1) Excludes trading securities inventory.
(2) Amount is net of accrued Fund Manager Compensation expense ("FMC") of $576. Asset value before FMC as of March 31, 2001 was $6,389.
(3) Amount is net of loans of $1,933 made by FBR Group to FBR CoMotion Venture Capital I, LP.
(4) Represents private debt of two issuers with a face amount of $10,337 and $7,500 respectively.